Fees Summary	Jul. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	35,651.82
Total Transaction Valuation	258,159,473.83
Total Offset Amount	0.00
Net Fee	$ 35,651.82